                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             _____________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   JULY 28, 1999
                                                 -------------------------------

                             SOLECTRON CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                    2-33228-40                 94-2447045
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                          95035
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code          (408) 957-8500
                                                   -----------------------------

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.            Other Events.

            Solectron Corporation, a Delaware corporation (the "Registrant" entered into an Underwriting Agreement with Merrill, Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") providing for the sale of up to $1,200,000,000 of shares of the Registrant's Common Stock under an effective registration statement filed with the Securities and Exchange Commission.

Item 7.            Financial Statements and Exhibits.


            (c)    Exhibits

                   1.1 Underwriting Agreement dated July 28, 1999, entered into between the Registrant and Merrill Lynch.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 1999

                                     Solectron Corporation


                                     By:  /s/ SUSAN WANG
                                          -----------------------------------
                                          Susan Wang
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary





                                      -3-
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                               INDEX TO EXHIBITS


                                                                      Sequentially
    Exhibit                                                             Numbered
    Number                       Description                              Page
    -------                -----------------------                    ------------
     1.1         Underwriting Agreement dated July 28, 1999 entered
                 into between the Registrant and Merrill Lynch.